SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     THE GABELLI GLOBAL MUTIMEDIA TRUST INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:

 [   ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


       4)  Date Filed:

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2002
                               ------------------

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Monday, May 20, 2002, at 11:00 a.m., for the following purposes:

      1. To elect four (4) Directors of the Trust, three to be elected by holders of the Trust's Common Stock and holders of its 7.92% Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by the holders of the Trust's Preferred Stock, voting as a separate class (PROPOSAL 1); and

      2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 4, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                           By Order of the Board of Directors


                                           JAMES E. MCKEE
                                           SECRETARY

April 15, 2002

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


           REGISTRATION                                 VALID SIGNATURE

           CORPORATE ACCOUNTS

           (1) ABC Corp.                                ABC Corp.
           (2) ABC Corp.                                John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                  John Doe
           (4) ABC Corp., Profit Sharing Plan           John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                                Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                           Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA            John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                     John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2002
                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 20, 2002, at 11:00 a.m., at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 15, 2002.

     In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $4,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE  TRUST'S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR CALLING THE TRUST AT 1-800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

      In the event a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

      The close of business on March 4, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Trust has two classes of capital stock: common stock, par value $.001 per share (the "Common Stock") and 7.92% Cumulative Preferred Stock, par value $.001 ("Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 4, 2002, there were 14,315,653 shares of Common Stock outstanding and 1,234,700 shares of Preferred Stock outstanding.

      The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the Trust's outstanding shares of Common Stock and Preferred Stock as of the record date:


            NAME AND ADDRESS OF                                         AMOUNT OF SHARES AND
          BENEFICIAL/RECORD OWNER                  TITLE OF CLASS        NATURE OF OWNERSHIP    PERCENT OF CLASS
          -----------------------                  --------------        -------------------    ----------------
Cede & Co.*                                            Common          11,949,388 (record)               83.47%
P.O. Box 20
Bowling Green Station                                 Preferred        1,222,200 (record)                98.99%
New York, NY 10274

Salomon Smith Barney Inc.**                            Common          2,223,649 (record)                15.53%
333 W. 34th Street
New York, NY 10001                                    Preferred        409,587 (record)                  33.17%

Charles Schwab & Co., Inc. **                          Common          1,071,587 (record)                 7.49%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

Donaldson, Lufkin and Jenrette                         Common          823,148 (record)                   5.75%
Sec. Corp.**
1 Pershing Plaza
Jersey City, NJ 07399

Prudential Securities Inc.**                           Common          907,427 (record)                   6.34%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

A.G. Edwards & Sons, Inc.**                           Preferred        79,827 (record)                    6.47%
125 Broad Street, 40th Fl.
New York, NY 10004

First Clearing Corp.                                  Preferred        76,557 (record)                    6.20%
10700 Wheat First Drive
Glenn Allen, VA 23060

----------------
*     A nominee partnership of The Depository Trust Company.
**    Shares held at The Depository Trust Company.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS


PROPOSAL                      COMMON STOCKHOLDERS                      PREFERRED STOCKHOLDERS
--------                      -------------------                      ----------------------
1.  Election of Directors     Common and Preferred Stockholders,       Common and Preferred Stockholders,
                              voting together as a single class, elect voting together as a single class, elect
                              three Directors: Frank J.                three Directors: Frank J.
                              Fahrenkopf, Jr., Werner J. Roeder        Fahrenkopf, Jr., Werner J. Roeder
                              and Salvatore J. Zizza.                  and Salvatore J. Zizza
                                                                       Preferred Stockholders, voting as a
                                                                       separate class, elect one Director:
                                                                       Anthony J. Colavita

2.  Other Business            Common and Preferred Stockholders, voting together as a single class



      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT FOUR (4) DIRECTORS OF THE TRUST

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Frank J. Fahrenkopf, Jr., Werner J. Roeder and Salvatore J. Zizza have each been nominated by the Board of Directors for a three-year term to expire at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Colavita is being considered for election by shareholders for a two-year period to expire at the Trust's 2004 Annual Meeting of Shareholders and until his successor is elected and qualified. With the exception of Frank J. Fahrenkopf, Jr., Werner J. Roeder and Anthony J. Colavita, each of the Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of the Trust. Mr. Fahrenkopf was elected a Director of the Trust on August 18, 1999, Mr. Roeder was elected a Director of the Trust on November 17, 1999 and Mr. Colavita was elected a Director of the Trust on August 15, 2001. All of the Directors of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
Frank J. Fahrenkopf, Jr.
Werner J. Roeder
Salvatore J. Zizza

NOMINEE TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita

DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter

DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS
James P. Conn
Karl Otto Pohl
Anthony R. Pustorino

      Under the Trust's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Trust's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Anthony J. Colavita and James P. Conn are currently the Directors representing the holders of the Trust's Preferred Stock and are elected solely by the holders of the Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and Nominees for election to the Board of the Trust, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.


                               TERM OF                                                                            NUMBER OF
                             OFFICE AND                                                                        PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                         FUND COMPLEX
    ADDRESS1                    TIME         PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS      OVERSEEN
    AND AGE                    SERVED2       DURING PAST FIVE YEARS                       HELD BY DIRECTOR       BY DIRECTOR
    -------                    -------       ----------------------                       ----------------       -----------
INTERESTED DIRECTORS3:
--------------------
MARIO J. GABELLI              Since 1994**  Chairman of the Board and Chief           Director of Morgan Group          21
Director, President and                     Executive Officer of Gabelli Asset        Holdings, Inc. (transportation
Chief Investment Officer                    Management Inc. and Chief                 services); Vice Chairman
Age: 59                                     Investment Officer of Gabelli Funds,      of Lynch Corporation
                                            LLC and GAMCO Investors, Inc.;            (diversified manufacturing)
                                            Chairman and Chief Executive
                                            Officer of Lynch Interactive
                                            Corporation (multimedia and services)

KARL OTTO POHL                 Since 1994*  Member of the Shareholder                 Director of Gabelli Asset         30
Director                                    Committee of Sal Oppenheim Jr. &          Management Inc. (investment
Age: 72                                     Cie (private investment bank);            management); Chairman,
                                            Former  President  of  the  Deutsche      Incentive Capital and Incentive
                                            Bundesbank and Chairman of  its           Asset Management (Zurich);
                                            Central Bank Council (1980-1991)          Director at Sal Oppenheim Jr. &
                                                                                      Cie, Zurich

                               TERM OF                                                                            NUMBER OF
                             OFFICE AND                                                                        PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                         FUND COMPLEX
    ADDRESS1                    TIME         PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS      OVERSEEN
    AND AGE                    SERVED2       DURING PAST FIVE YEARS                       HELD BY DIRECTOR       BY DIRECTOR
    -------                    -------       ----------------------                       ----------------       -----------

NON-INTERESTED DIRECTORS:

THOMAS E. BRATTER             Since 1994**  Director, President and Founder,           --                              3
Director                                    The John Dewey Academy
Age: 62                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA4          Since 2001*** President and Attorney at Law in the       --                             32
Director                                    law firm of Anthony J. Colavita, P.C.
Age: 66

JAMES P. CONN4                 Since 1994*  Former Managing Director and              Director of LaQuinta Corp.      11
Director                                    Chief Investment Officer of               (hotels) and First Republic Bank
Age: 64                                     Financial Security Assurance
                                            Holdings Ltd. (1992-1998)

FRANK J. FAHRENKOPF, JR.     Since 1999**** President and Chief Executive              --                              3
Director                                    Officer of the American Gaming
Age: 62                                     Association since June 1995; Partner
                                            of Hogan & Hartson (law firm);
                                            Chairman of International Trade
                                            Practice Group; Co-Chairman of the
                                            Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee

ANTHONY R. PUSTORINO           Since 1994*  Certified Public Accountant;               --                             16
Director                                    Professor Emeritus, Pace University
Age: 76

WERNER J. ROEDER, MD         Since 1999**** Medical Director of Lawrence               --                             26
Director                                    Hospital and practicing
Age: 61                                     private physician

SALVATORE J. ZIZZA           Since 1994**** Chairman, Hallmark Electrical             Director of Hollis Eden          8
Director                                    Supplies Corp.; Former Executive          Pharmaceuticals, Bion
Age: 56                                     Vice President of FMG Group               Environmental Technologies Inc.
                                            (a healthcare provider); Former           and The Credit Store Inc.
                                            President and Chief Executive
                                            Officer of the Lehigh Group Inc.,
                                            an interior construction company,
                                            through 1997


                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
    ADDRESS1                      TIME         PRINCIPAL OCCUPATION(S)
    AND AGE                      SERVED        DURING PAST FIVE YEARS
    -------                      ------        ----------------------
OFFICERS:

BRUCE N. ALPERT                Since 1994    Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
Vice President and                           and an officer of all mutual funds advised by Gabelli Funds, LLC and its
Treasurer                                    affiliates. Director and President of the Gabelli Advisers, Inc.
Age: 50

PETER W. LATARTARA             Since 1998    Vice President of the Trust. Vice President of Gabelli & Company, Inc. since 1996.
Vice President
Age: 34

BRANDON J. MCCUE               Since 2000    Vice President of the Trust. Prior to 2000, Mr. McCue was with the
Vice President                               executive search firm of Robert Half International from 1999 to 2000 and
Age: 32                                      President of Market Place Florists, Inc. (a specialty retail enterprise) from
                                             1993 to 1999

JAMES E. MCKEE                 Since 1995    Vice President, General Counsel and Secretary of Gabelli Asset Management Inc.
Age: 38                                      since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all mutual funds
Secretary                                    advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC.



---------------------
1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   The Fund's  Board of Directors  is divided  into three  classes,  each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.
      * Term expires at the Trust's 2003 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
     ** Term expires at the Trust's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
    *** Nominee to serve until the Trust's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
   **** Nominee to serve until the Trust's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4   Represents holders of the Trust's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities held in the Trust and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

  NAME OF DIRECTOR   DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY
                        SECURITIES HELD                SECURITIES HELD
                         IN THE TRUST*(1)            IN FUND COMPLEX*(2)

Mario J. Gabelli                E                           E

Dr. Thomas E. Bratter           C                           E

Anthony J. Colavita             C                           E

James P. Conn                   E                           E

Frank J. Fahrenkopf, Jr.        A                           A

Karl Otto Pohl                  A                           A

Anthony R. Pustorino            C                           E

  NAME OF DIRECTOR   DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY
                        SECURITIES HELD                SECURITIES HELD
                         IN THE TRUST*(1)            IN FUND COMPLEX*(2)

Werner J. Roeder                A                          E

Salvatore J. Zizza              D                          E


--------------------------
*   Key to Dollar Ranges
A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  Over $100,000
All shares were valued as of December 31, 2001.
(1) This information has been furnished by each Director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2) Less than 1%.

      The Trust pays each Director not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $500 per meeting attended in person and by telephone, together with the Director's actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Directors during the year ended December 31, 2001, amounted to $58,766. During the year ended December 31, 2001, the Directors of the Trust met four times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member, except for Mr. Colavita, who became a Director of the Trust on August 15, 2001.

      The Directors serving on the Trust's Nominating Committee are Messrs. Colavita (Chairman) and Zizza, who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee met once during the year ended December 31, 2001. The Trust does not have a standing compensation committee.

     Messrs. Pustorino (Chairman), Roeder and Zizza who are not "interested persons" of the Trust as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Trust and the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Trust's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

                             AUDIT COMMITTEE REPORT

      The role of the Trust's Audit Committee is to assist the Trust's Board of Directors in its oversight of the Trust's financial reporting process. The Board of Directors of the Trust has adopted a Charter for the Audit Committee. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent accountants are responsible for planning and carrying out proper audits and reviews.


      In connection with the Trust's audited financial statements for the year ended December 31, 2001, included in the Trust's Annual Report dated December 31, 2001 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 15, 2002, the Trust's audited financial statements with management and the Trust's independent accountants, and discussed the audit of such financial statements with the Trust's independent accountants.

      The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Trust. The Audit Committee also received a formal written statement from the Trust's independent accountants delineating the relationships between the independent accountants and the Trust and its affiliates and discussed matters designed to assist the Audit Committee in determining whether the independence of the accountants might reasonably be viewed as being adversely affected.

      Members of the Trust's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the Trust's audited financial statements and the discussions referred to above with management and the Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Trust's Board of Directors that the Trust's audited financial statements be included in the Trust's Annual Report.

      Set forth in the table below are audit fees and non-audit related fees billed by the Trust's independent accountants to the Trust for the Trust's fiscal year ended December 31, 2001.


                                            FINANCIAL INFORMATION
                                              SYSTEMS DESIGN AND
               AUDIT FEES                    IMPLEMENTATION FEES                  ALL OTHER FEES
               ----------                    -------------------                  --------------
       $28,500 - For                     No fees were billed for                $23,900 - For tax services and
       professional services             professional services rendered         other attest services rendered
       rendered for the audit            to the Trust, the Trust's              by the principal accountant
       of the Trust's annual             investment adviser and any             (other than those disclosed in
       financial statements              entity controlling, controlled         the previous columns) to the
       for the fiscal year               by or under common control             Trust. There were no other
       ended December 31,                with the Adviser that provides         fees paid by the Trust's
       2001.                             services to the Trust.                 investment adviser and any
                                                                                entity controlling, controlled
                                                                                by or under common  control
                                                                                with the Adviser  that provides
                                                                                services to  the  Trust.

      The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditors' independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Werner J. Roeder
      Salvatore J. Zizza

     The following table sets forth certain information regarding the compensation of the Trust's Directors and officers for the fiscal year ended December 31, 2001. Mr. McCue is employed by the Trust, while Mr. Latartara is employed by both the Trust and The Gabelli Convertible Securities Fund, Inc. Neither Mr. McCue nor Mr. Latartara is employed by the Adviser (although they may receive incentive-based variable compensation from affiliates of the adviser). Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.


                               COMPENSATION TABLE

                                                                             AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                      FROM THE TRUST                   PAID TO DIRECTORS*
---------------------------                      --------------                   ------------------

MARIO J. GABELLI                                  $0                                 $0 (21)
Chairman of the Board, President and
Chief Investment Officer

DR. THOMAS E. BRATTER                             $8,000                             $31,500 (3)
Director

FELIX J. CHRISTIANA**                             $4,500                             $50,533 (11)
Director

ANTHONY J. COLAVITA                               $3,766                             $145,016 (32)
Director

JAMES P. CONN                                     $8,000                             $53,750 (11)
Director

FRANK J. FAHRENKOPF, JR.                          $8,000                             $31,500 (3)
Director

KARL OTTO POHL                                    $0                                 $0 (30)
Director

ANTHONY R. PUSTORINO                              $9,000                             $125,250 (16)
Director

WERNER J. ROEDER                                  $9,000                             $72,182 (26)
Director

SALVATORE J. ZIZZA                                $8,500                             $64,266 (7)
Director

                                                                               TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                      FROM THE TRUST                   PAID TO DIRECTORS*
---------------------------                      --------------                   ------------------

Brandon J. McCue                                  $85,000                            $85,000 (1)
Vice President

Peter W. Latartara                                $55,000                            $140,000 (2)
Vice President

------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.
**  Mr. Christiana served as a Director of the Trust until June 7, 2001.

REQUIRED VOTE

     The election of each of the listed nominees for Director of the Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Trust represented at the Meeting if a quorum is present (Common and Preferred Stockholders vote together as a single class for three Directors, and Preferred Stockholders vote separately for one Director).

     THE  BOARD  OF  DIRECTORS,   INCLUDING  THE   "NON-INTERESTED"   DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.


COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Directors, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during the calendar year ended 2001 such persons complied with all such applicable filing requirements.


BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the three candidates who receive the highest number of votes cast at the Meeting are elected; therefore, abstentions will be disregarded.

      Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2002.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2003 must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 16, 2002. There are additional requirements regarding proposals of shareholders, and a shareholder comtemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE GABELLI GLOBAL
MULTIMEDIA TRUST INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

                               DETACH HERE                                ZGBFT1

X Please mark
  votes as in
  this example.

1. To elect three (3) Directors of the Trust:
(01) Frank J. Fahrenkopf, Jr.
(02) Werner J. Roeder
(03) Salvatore J. Zizza

For All
Nominees _______________    Withhold ______________

For All
Except _______________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
--------------------------------------------------------------------------------
COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card. ________________

Please be sure to sign and date this proxy.

Signature: _____________ Date:_____________ Co-owner:_________ Date:___________

                               DETACH HERE                                ZGBFT2

COMMON                THE GABELLI GLOBAL MULTIMEDIA TRUST INC.           COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
_____________
_____________
_____________

DO YOU HAVE ANY COMMENTS?
_____________
_____________
_____________

THE GABELLI GLOBAL
MULTIMEDIA TRUST INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

                               DETACH HERE                                ZGBFP1

X Please mark
  votes as in
  this example.

1. To elect four (4) Directors of the Trust:
(01) Anthony J. Colavita
(02) Frank J. Fahrenkopf, Jr.
(03) Werner J. Roeder
(04) Salvatore J. Zizza

For All
Nominees_____     Withhold______

For All
Except_______

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-------------------------------------------------------------------------------
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
-------------------------------------------------------------------------------
PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card. ________

Please be sure to sign and date this proxy.

Signature:__________ Date:____________ Co-owner:___________ Date:___________

                               DETACH HERE                                ZGBFP2

PREFERRED            THE GABELLI GLOBAL MULTIMEDIA TRUST INC.          PREFERRED
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
________
________
________

DO YOU HAVE ANY COMMENTS?
________
________
________